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                                EXHIBIT 10.6(C)

[LETTER HEAD OF WEEKS CORPORATION]

July 3, 1997

Mr. Rodger Johnson                      Certified/Return Receipt
President/CEO
Communication Central
1150 Northmeadow Parkway
Suite 118
Roswell, Georgia 30076

RE: Lease Extension
    1150 Northmeadow Parkway

Dear Mr. Johnson:

This letter will serve as official notice that Communication Central located at the above referenced address whose current lease expires on September 30, 1997 may holdover in said space for an additional ninety (90) day period (12/31/97). The base rental for this holdover period will remain the same as the current lease and said amount is $10,185.00 per month.

We appreciate the opportunity to assist you with this holdover until a long term lease can be finalized.

Should you have any questions, please do not hesitate to give me a call.


Sincerely,

/s/ Tricia Clayton
----------------------
Tricia Clayton
Vice President of Property Management


cc: Klay Simpson - Sr. Vice President of Marketing
    Weeks Corporation